Corporate Overview January 2019 1 Investor communication only: Not for use in promotion

Forward-looking statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the company’s product and product candidates, including LUXTURNA® (voretigene neparvovec-rzyl), SPK-7001, SPK-9001, SPK-3006, SPK-8011 and SPK-8016. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘will,’’ ‘‘would,’’ ‘‘could,’’ ‘‘should,’’ ‘‘continue’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that: (i) our preliminary clinical results for our product candidate, SPK-8011, for hemophilia A may not be sustained; (ii) our implementation of a prophylactic approach to steroid administration for subjects participating in our SPK-8011 clinical trials may not sufficiently prevent immune responses; (iii) we may not successfully initiate a multinational Phase 3 clinical trial for SPK-8011 and the timing and design of such trial may vary from our expectations; (iv) our initial evaluation of safety in non-inhibitor patients for SPK-8016 may not be successful; (v) our clinical equivalence testing for SPK-8011 resulting from changes in our adherent manufacturing process to a suspension cell culture manufacturing process may not produce expected results; (vi) we may not achieve our expected objectives for commercialization for LUXTURNA; (vii) we may be unable to maintain or continue to enter into agreements with payers for the provision of LUXTURNA; (viii) we will not be able to reach agreement with the Centers for Medicare & Medicaid Services regarding LUXTURNA; (ix) Novartis may not be successful in commercializing or selling voretigene neparvovec in one or more markets; (x) we may not receive any additional milestone or royalty payments from Novartis, Pfizer or our other collaborators; (xi) the improvements in functional vision demonstrated by LUXTURNA in our clinical trials may not be sustained over extended periods of time; (xii) interim data from our SPK-7001 Phase 1/2 clinical trial, including data to be generated from our recently expanded cohort, may not support further development of this product candidate; (xiii) we may not advance our SPK-3006 program into the clinic when anticipated, or at all; (xiv) the data for SPK-3006 IND-enabling studies may not be sustained; (xv) our preliminary results of scale-up to non-human primates supporting the initiation of clinical studies of SPK-3006 in humans may not be sustained; (xvi) actual cash burn does not reflect expectations; and (xvii) any one or more of our product candidates in preclinical or clinical development will not successfully be developed and commercialized. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the "Risk Factors" section, as well as discussions of potential risks, uncertainties and other important factors, in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and other filings we make with the Securities and Exchange Commission. All information in this presentation is as of the date of the presentation, and Spark undertakes no duty to update this information unless required by law. LUXTURNA® is the trademark of Spark Therapeutics, Inc. 2 Investor communication only: Not for use in promotion

Spark is the only company with a proven track record of discovering, developing and delivering gene therapies to patients LUXTURNA is the first and only gene therapy for a genetic disease available in both US + EU  75 vials shipped during 2018 validating strategic capabilities in gene therapy market development and access Phase 3 run-in study in hemophilia A initiated; addt’l Phase 1/2 data expected mid-year  Preliminary Phase 1/2 data support emerging safety, efficacy and durability profile of SPK-8011 – enrolling 5-10 additional participants in Phase 1/2 study utilizing suspension material and prophylactic steroids  SPK-8016 for hemophilia A inhibitor market: Phase 1/2 study initiated to evaluate safety in non-inhibitor patients Programs targeting 2 indications expected to be clinic-ready in 2019, including SPK-3006 for Pompe disease – on track for IND/CTA filing in 2Q19  Expect to complete IND-enabling work on SPK-1001 for CLN2 disease in 1H19, expanding the potential applicability of Spark’s gene therapy platform to CNS delivery and a broad range of neurodegenerative diseases A platform with commercial, scalable AAV manufacturing and a track record of external validation by large pharma and academic partners seeking broad gene therapy expertise  EU approval of LUXTURNA enables Novartis OUS business; SPK-9001 for hemophilia B in Phase 3 with Pfizer  In-license of additional Huntington’s disease candidate with dose-dependent HTT knockdown of up to 60-90% $601 million in cash and equivalents at December 31, 2018 provides reach into 2021 3 All product candidates other than LUXTURNA (voretigene neparvovec) are investigational Investor communication only: Not for use in promotion

Spark’s first 5 years: Building unique competencies in the the discovery, development and delivery of gene therapies4 Investor communication only: Not for use in promotion

Spark’s four areas of unique competencies have allowed us to turn the potential of gene therapy into a sustainable portfolio Target selection and Commercial and scalable AAV vector optimization AAV manufacturing Regulatory innovation and Gene therapy market precedent-setting approvals development and access 5 Investor communication only: Not for use in promotion

Spark’s leadership in AAV gene therapy has created four areas of unique competencies across the gene therapy value chain DISCOVER Target selection and AAV vector Commercial and scalable AAV optimization manufacturing Regulatory innovation and Gene therapy market precedent-setting approvals development and access 6 Investor communication only: Not for use in promotion

Discover: Spark’s fully integrated translational research capabilities, established immunology platform and gene therapy expertise Immunology Preclinical Transgene Vector and novel program engineering optimization technologies execution platform ● Transgene ● Tailoring of vector ● Deep understanding ● Integrated approach optimization for construct (including of human immune to process and potency and/or capsid, promoter, interactions with candidate delivery strategy etc.) to specific recombinant virion development and disease biology IND-enabling ● Immunogenicity ● Rapid and efficient studies minimization ● Enhancing potency patient screening and tissue ● Extensive FDA/EMA ● Driver for ● Reliable specificity track record and competitive measurement of experience differentiation and ● Increased safety and efficacy IP predictability of ● Applying new ● Three of four clinical translation technologies to programs granted expand eligibility, Breakthrough enable redosing and Therapy designation improve predictability 7 Investor communication only: Not for use in promotion

Spark’s leadership in AAV gene therapy has created four areas of unique competencies across the gene therapy value chain DEVELOP Target selection and Commercial and scalable AAV vector optimization AAV manufacturing Regulatory innovation and Gene therapy market precedent-setting approvals development and access 8 Investor communication only: Not for use in promotion

Develop: Spark’s unparalleled AAV manufacturing capabilities have been inspected and cleared by regulatory agencies and partners Established adherent manufacturing process Successfully implemented commercial-scale and capabilities suspension manufacturing capabilities  Purpose-built, multi-suite, in-house cGMP  Spark has achieved successful scale up to facility licensed by FDA and EMA target capacity of 200L of a serum-free suspension cell culture system  In-house manufacturing of worldwide commercial LUXTURNA supply for Novartis ─ Utilizes a Spark-developed process with and initial Phase 3 fidanacogene elaparvovec our current HEK293 cell line material for Pfizer  Dedicated manufacturing capacity secured at  HEK293 mammalian cell line; transient Brammer Bio to manufacture SPK-8011 trial transfection process material using this successfully scaled process  41 assays developed in-house, being run in production and release of LUXTURNA  Comparability of suspension to adherent material confirmed analytically and non-  Implemented a scalable all-column clinically downstream purification process Sufficient scale to meet supply needs for Sufficient scale for IRDs (including global hemophilia A and Pompe clinical development and LUXTURNA supply) expected commercial requirements 9 Investor communication only: Not for use in promotion

Develop: Spark has led successful and precedent-setting filings for a gene therapy product in both the U.S. and Europe FDA-approved labeling for LUXTURNA  Provides genetic indication without regard to phenotypic diagnosis  No FDA-imposed upper age limit  Eligibility of appropriate patients with the indicated genetic diagnosis is left to the clinical judgment of the treating physician  Clearly described safety profile Durable efficacy demonstrated up to three years, with follow-up ongoing European Commission approval providing Ex-US rights licensed to genetic indication received Novartis Pharmaceuticals* in November 2018 *Terms include $105MM upfront, $25MM on EMA approval, up to an aggregate $40MM on initial sales in certain ex-US markets and a flat mid-twenties percent royalty on net sales. 10 Investor communication only: Not for use in promotion

Spark’s leadership in AAV gene therapy has created four areas of unique competencies across the gene therapy value chain DELIVER Target selection and AAV vector Commercial and scalable AAV optimization manufacturing Regulatory innovation and Gene therapy market precedent-setting approvals development and access 11 Investor communication only: Not for use in promotion

Deliver: U.S. LUXTURNA market development + commercialization model is overcoming challenges with gene therapy adoption

Gene therapy market development imperatives successfully implemented | **Continued focus**

Treat appropriate patients	Patient experience	Market access	Patient identification
Enable treatment of identified patients	Operationalize ocular gene therapy treatment centers	Secure coverage through traditional and novel models	Find additional eligible patients
Educate on clinical value	Provide robust patient support programs	Secure access through unique contracting arrangements	Drive *RPE65* genetic testing

Launch-to-date: 75 vials shipped with patients treated in 10 treatment centers and ~85% of commercial lives covered by acceptable medical policy

Spark THERAPEUTICS

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Stacy
Spark
THERAPEUTICS

Spark's next 5 years: Creating a portfolio of gene therapies across multiple therapeutic areas

Investor communication only: Not for use in promotion

Learnings derived from building Spark’s four areas of unique competencies help guide portfolio strategy and execution Target selection and Commercial and scalable AAV vector optimization AAV manufacturing Regulatory innovation and Gene therapy market precedent-setting approvals development and access 14 Investor communication only: Not for use in promotion

Spark's ocular strategy leverages LUXTURNA's track record

LUXTURNA

- **Development + regulatory** learnings:
  - **Novel endpoint** development
  - Negotiation of a **genetic label**
  - Building **CMC analytical** toolbox, with **applicability to other programs**
- Unique **commercial experience**:
  - Implemented **innovative payment** and **reimbursement models; secured patient access** through **payer contracting**
  - **Center of Excellence** model
- **~$250MM in non-dilutive financing to date** from Novartis + sale of PRV

First pharmacologic agent introduced to the market for any inherited retinal disease

Investigational *SPK-7001* for Choroideremia

- To study safety, initiated 2-year Phase 1/2 trial in **10 participants** with **later-stage disease**[1]
  - **1 procedure-related SAE**
  - **No significant separation** seen between treated and control eye up to 3 years post-vector administration
- Additional cohort of **5 earlier-stage participants**[2] treated:
  - **1 procedure-related SAE**
  - At one year, **did not show consistent** and conclusive **evidence of effect; however, positive trend seen in 3 of 5 participants** in novel endpoint for visual field

Per DSMB, longer-term monitoring ongoing; current data to be presented at a medical conference

Investigational Stargardt disease program

- **Most common form** of **inherited juvenile macular degeneration**
  - Result of mutation in *ABCA4* gene
- US **prevalence of ~30,000** and **incidence of ~500 per year**
- Identified genetic pathology, however, **gene size in excess of AAV carrying capacity**
- Spark is **leveraging our research platform to overcome gene size constraints** and generate a construct to restore ABCA4 function *in vivo*

Seeking to overcome longstanding constraints on AAV gene therapy to treat a life-limiting IRD

Spark THERAPEUTICS

(1) Average Goldmann visual field measured using III4e test stimulus of approximately 93 sum total degrees (vs. ~1,200 sum total degrees for a healthy eye).

(2) Average Goldmann III4e of approximately 835 sum total degrees.

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Spark’s liver-directed platform is being broadened beyond hemophilia into lysosomal storage disorders (LSDs) Secretion of therapeutic protein into Secretion of protein for uptake into tissue plasma  Proof-of-concept with investigational  Preclinical proof-of-concept with SPK-9001 and SPK-8011 in hemophilia B investigational SPK-3006 in Pompe and A, respectively disease – IND/CTA filing expected 2Q19  Breakthrough Therapy designation  Liver-mediated production may improve received for both SPK-9001 and SPK- upon ERT by avoiding PK troughs 8011  Early evidence of immune tolerization to  Reduced patient burden and improved proteins produced in hepatocytes outcomes by replacing infused provides path to improve upon ERT therapeutics with proteins produced immunogenicity profile endogenously in the liver Potential applicability to other metabolic Potential applicability to other LSDs disorders 16 Investor communication only: Not for use in promotion

Preclinical proof-of-concept for delivering AAV to the CNS, creating potential applicability of gene therapies to a broad range of neurodegenerative disorders

Secretion of therapeutic proteins into the CSF from ependymal cells	Intracellular knockdown of mRNA to reduce levels of toxic proteins
• **Preclinical proof-of-concept** with investigational ***SPK-1001*** for CLN2 disease • Endogenous production resulting in **global CNS coverage similar to IT/ICV ERT infusions** • Local **expression within the CNS** may **address** the **PK limitations** imposed on IV ERT by the **blood-brain barrier** • **One time administration** would reduce the **patient burden of** long, frequent **recombinant protein infusions**	• **Preclinical proof-of-concept** with ***SPK-miHTT*** for **Huntington's disease** in multiple disease models and NHP • Dose-dependent **HTT knockdown of up to 60-90%** achieved • Intracellular knockdown of toxic mutant protein **mimics proven ASO approach** • Small miRNA cassette size makes **"erase and replace" approach feasible**
Potential applicability to CNS manifestations of LSDs and certain more common neurodegenerative disorders	**Potential applicability to a range of autosomal dominant neurodegenerative disorders**

IT: Intrathecal; ICV: Intracerebroventricular; ASO: Antisense oligonucleotide

Spark THERAPEUTICS

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Spark portfolio today: Pipeline advancing into later stages as well as into new therapeutic areas and delivery to new tissues


Discovery
Candidate optimization / IND-enabling
Phase 1/2
Phase 3
Approval
RETINAL DELIVERY / INHERITED RETINAL DISEASES
LUXTURNA (voretigene neparvovec-rzyl): IRD due to biallelic *RPE65* mutations (US)
LUXTURNA (voretigene neparvovec): IRD due to biallelic *RPE65* mutations (EU)
NOVARTIS
SPK-7001: Choroideremia
Stargardt disease
LIVER DELIVERY / HEMOPHILIA AND LYSOSOMAL STORAGE DISORDERS
fidanacogene elaparvovec *(SPK-9001)*: Hemophilia B
Pfizer
SPK-8011: Hemophilia A
SPK-8016: Hemophilia A with inhibitors
SPK-3006: Pompe disease[1]
Undisclosed
CENTRAL NERVOUS SYSTEM DELIVERY / NEURODEGENERATIVE DISEASES
SPK-1001: CLN2 Disease[2]
Huntington's Disease
Undisclosed
Undisclosed

[1]Initial construct licensed from Genethon; [2]Form of Batten Disease

Spark THERAPEUTICS

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Demonstrated leadership in applying gene therapy technology to the potential treatment of hemophilia19 InvestorInvestor communication communication only: only: Not Not for for use use in in promotion promotion

Objectives for developing optimized investigational gene therapies for hemophilia Safety Efficacy ● Utilize the lowest effective dose to ● All patients achieve and maintain reduce safety risks clinically meaningful improvements ● Restore hemostasis by leveraging ─ Dramatic reduction in bleeds normal physiologic mechanisms ● Reduced treatment burden and ● No new risks including prolonged and/or improved QoL with a single dose unexplained transaminase elevations or ─ Dramatic reduction in infusions thrombophilia ● Durability of effect ● Rapid clearance of AAV ─ Sustained outcomes supported by ● No inhibitors stable factor activity without the marked PK troughs characterizing chronic therapies Create value by solving significant unmet medical need and delivering cost savings to the healthcare system 20 Investor communication only: Not for use in promotion

Investigational SPK-8011 preliminary Phase 1/2 safety profile ● Cumulative follow-up of 9.7 patient years as of ASH data cutoff on November 2, 2018 ● No deaths, no FVIII inhibitor development ● 1 SAE – subject with elevated transaminases elective admission to hospital for IV steroid administration following subtherapeutic response to oral steroids ● 3 subjects with treatment-related AEs: – Vomiting (mild), pyrexia (moderate), back pain (mild), myalgia (moderate) on day of infusion in one participant; events started to resolve within 12 hours (per investigator), resolved in 1-3 days – Transient liver-enzyme elevation AEs in two participants; asymptomatic, resolved in 7 and 17 days ● 1 subject with procedure-related AEs – investigator attributed to steroid therapy – Adrenal insufficiency (mild) 148 days after infusion – resolved – Worsening stomach reflux (mild) 169 days after infusion – resolved ● Rapid clearance of vector within 2 weeks; median shedding levels undetectable by week 3 in all body fluids, with clearance from PBMC by week 12 Largely similar profile to that seen with investigational gene therapy for hemophilia B . Note: Safety data as of Nov 2, 2018 21 Investor communication only: Not for use in promotion

Preliminary *SPK-8011* Phase 1/2 data in hemophilia A: Near elimination of bleeds and infusions for first 12 participants

94% reduction in observed bleeds beginning 4 weeks after vector infusion


Prior 1 year
Beginning 4 weeks after vector infusion
Number of bleeds
50
40
30
20
10
0
Spontaneous bleed
Traumatic bleed
12
6
0
4
30
9
36
15
43
12
1
1
0 0 1 3 1 2 0 0 0 0 0 3
Participant 1
Participant 2
Participant 3
Participant 4
Participant 5
Participant 6
Participant 7
Participant 8
Participant 9
Participant 10
Participant 11
Participant 12
5e11 vg/kg
1e12 vg/kg
2e12 vg/kg

95% reduction in FVIII consumption beginning 4 weeks after vector infusion


Prior 1 year
Beginning 4 weeks after vector infusion
FVIII infusions: prior 1 yr. vs. after vector administration
250
200
150
100
50
0
Prophylaxis infusion
On-demand infusion (pre-treatment)
Infusion for spontaneous bleed
Infusion for traumatic bleed
Other infusion (medical procedure)
24
40
63
104
30
183
36
245
48
104
89
106
1 0 2 14 1 27 0 1 0 0 0 16
Participant 1
Participant 2
Participant 3
Participant 4
Participant 5
Participant 6
Participant 7
Participant 8
Participant 9
Participant 10
Participant 11
Participant 12
5e11 vg/kg
1e12 vg/kg
2e12 vg/kg

100% reduction of bleeds and >99% reduction in infusions beginning four weeks after vector infusion observed in the 5 of 7 $2x10^{12}$ vg/kg participants without FVIII activity decline due to immune response

Spark THERAPEUTICS

Note: *SPK-8011* data as of November 2, 2018.

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Preliminary SPK-8011 Phase 1/2 data in hemophilia A: Persistent, stable FVIII activity seen in first two cohort participants out >1 year 5e11 vg/kg dose cohort exhibiting persistent and 1e12 vg/kg dose cohort exhibiting persistent and stable FVIII activity out over 1.5 years at last read stable FVIII activity out to ~1 year at last read 6 months 12 months 18 months 6 months 12 months 60 60 55 55 50 50 45 45 Participant 3 Participant 1 Participant 4 40 40 Participant 2 Participant 5 35 35 30 30 25 25 20 20 15 15 10 10 C entralFactor V Activity III (% of norm al) Central Factor VIII Activity (% of normal) (% of Activity VIII Factor Central 5 5 0 0 24 28 32 36 40 44 48 52 56 60 64 68 72 76 80 24 28 32 36 40 44 48 52 W eeks after Vector Infusion Weeks after Vector Infusion Note: SPK-8011 data as of November 2, 2018. Data points represent 4-week interval average FVIII activity as measured by the study central laboratory. *Due to non-adherence with study protocol, most recent reads for Participant 3 are not available in the 23 study database. However, the participant’s home hemophilia treatment center reports a FVIII level drawn in October 2018 (~15 months post-vector infusion) remains stable vs. last reported read in study database Investor communication only: Not for use in promotion

Next steps for hemophilia A program  Expanding Phase 1/2 study of investigational SPK-8011 with two modifications: – Dose additional participants with material made from suspension process – Apply standardized prophylactic steroid regimen  Continue to execute on Phase 3 run-in study – Multinational Phase 3 trial planned – Input from continued dialogue with FDA under Breakthrough Designation incorporated into Phase 3 program design ● Progress development of investigational SPK-8016 for hemophilia A inhibitor market – Starting in non-inhibitor patients to evaluate safety Next public update: Additional Phase 1/2 data expected mid-2019 24 Investor communication only: Not for use in promotion

Applying AAV liver-directed gene therapy platform to the development of investigational therapy for Pompe disease25 InvestorInvestor communicationcommunication only:only: NotNot forfor useuse inin promotionpromotion

Objectives for developing optimized investigational gene therapies for Pompe disease

Goals for gene therapy

- **Safe, sustained, long-term expression** at therapeutic levels without the troughs that characterize regular infusions of protein therapeutics
- **Effect clearance of GAA accumulation, including in refractory tissues,** to enable superior outcomes to SoC
- **Induce tolerance to recombinant enzyme through liver-mediated expression,** allowing for superior efficacy and safety to ERT in the absence of immunogenicity
- **Alleviate high patient and payer burden of SoC** associated with costly, lengthy infusions

Current treatment paradigm vs. gene therapy (Illustrative)



SoC infusion
SoC infusion
SoC infusion
SoC infusion
SoC infusion
Gene therapy

Chronic replacement of recombinant form of missing enzyme (wtGAA) results in limited efficacy in many affected patients, specifically in certain refractory tissues

Spark THERAPEUTICS
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Investigational *SPK-3006* for Pompe disease: Robust preclinical data package and IND-enabling studies support filing IND/CTA in 2Q19

- *SPK-3006* is an AAV gene therapy expressing a **novel, modified form of *GAA*** (*secGAA*) engineered for **efficient secretion into plasma**
  - Early evidence of **reduced immunogenicity** of secGAA (vs. native GAA) in Pompe mice
- Early evidence seen of **glycogen clearance throughout the body** – including in **refractory tissues** – with sustained plasma GAA levels and evidence of lysosomal uptake driven by one-time administration of AAV-secGAA

AAV-secGAA gene transfer in Pompe mouse model resulted in significantly reduced glycogen storage vs. SoC in refractory tissues



Glycogen content in **quadriceps**
Glycogen (mmol glucose/ g protein)
0.4
0.3
0.2
0.1
0.0
****
****
PBS
PBS
ERT
AAV-secGAA
Gaa+/+ Cd4-/-
Gaa-/- Cd4-/-
Gaa+/+
PBS
ERT
1x10^11 vg/kg
5x10^11 vg/kg
2x10^12 vg/kg

Source: Data on File. Spark Therapeutics, Inc. Philadelphia, PA.

Single infusion of *SPK-3006* demonstrated dose-dependent increase in GAA activity in NHP at three ascending doses



Plasma GAA Activity
GAA activity (nmol/hr/mL)
8000
6000
4000
2000
2000
1500
1000
500
0
0
7
14
21
29
Days post-injection
2x10^12 vg/kg
6x10^12 vg/kg
2x10^13 vg/kg
Rhesus macaques
n = 4 / group

Data on File. Spark Therapeutics, Inc. Philadelphia, PA.

- GLP toxicology and biodistribution study nearing completion; **Plan to file IND/CTA in Q2:19**
- **Leveraging experience** in Pompe to advance investigational **candidates in other LSDs**

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Nick Kaiser

Proof of concept in CNS-directed investigational gene therapy

Investor communication only: Not for use in promotion

Investigational SPK-1001 for CLN2 disease: IND-enabling work complete in 1H19; expanding applicability of Spark’s gene therapy platform to neurodegenerative diseases and delivery to the CNS  CLN2 disease is a fatal neurodegenerative TPP1 expression levels from GLP tox study show disease affecting children, resulting from sustained expression well in excess of K uptake mutations in the gene encoding TPP1, a lysosomal enzyme CSF TPP1 Protein Expression 500  In preclinical studies in multiple species, administration of investigational SPK-1001 to the 400 ventricles leads to expression of TPP1 and secretion into the cerebral spinal fluid (CSF) 300 Ɛ ─ At therapeutic expression levels, the circulating 200 TPP1 has been shown to get appropriate distribution to affected tissues (ng/ml) TPP1 Protein 100 K uptake  SPK-1001 demonstrated potential to delay onset 0 and progression of disease in a well-established 0 5 10 15 20 large animal model of TPP1 deficiency W eeks Post Transduction Control Low Dose Mid Dose High Dose  Building on promising data in TPP1, Spark is in candidate optimization for another indication NHP studies of standard of care ERT show TPP1 utilizing the same capsid, promoter, and RoA, but protein levels hit K uptake range1 for only 2-3 expressing a different transgene days of every 14 day administration cycle Note: K uptake represents the concentration at which half-maximal uptake into cells is achieved. Ɛ denotes the development of inhibitors to human TPP1, an anticipated result with this preclinical model. (1) K uptake range source: Vuillemenot, B. R., Kennedy, D., Reed, R. P., Boyd, R. B., Butt, M. T., Musson, D. G., . . . 29 O'Neill, C. A. (2014). Recombinant human tripeptidyl peptidase-1 infusion to the monkey CNS: safety, pharmacokinetics, and distribution. Toxicol Appl Pharmacol, 277(1), 49-57. doi:10.1016/j.taap.2014.03.005 Investor communication only: Not for use in promotion

Investigational *SPK-miHTT* for Huntington's: PoC data generated in multiple species to support protein knockdown approach

- Huntington's disease is a **fatal neurodegenerative disorder**
- Disease pathology is caused by an **expansion in CAG trinucleotide repeats** in the HTT gene, which results in the production of a **mutant protein with toxic gain-of-function**
- Emerging clinical data from investigational ASOs suggest a certain level of **knockdown of the mutant HTT protein may modify disease progression**
- ***SPK-miHTT*** is designed to express a **miRNA** targeting HTT mRNA and **suppressing toxic protein expression**
- Dose-ranging studies of **in-licensed *SPK-miHTT* candidate** in multiple disease models and in NHPs have demonstrated **dose-dependent HTT knockdown of up to 60-90%** three months after vector infusion



HTT Protein
CAGCAGCAG...
Normal Gene
10 – 27 repeats
Triplet Repeat
CAGCAGCAGCAGCAGCAGCAGCAGCAG...
HD Gene
≥36 repeats
mHTT
Protein



Normal brain
Huntington's disease
Ventricle
Enlarged ventricles
Basal ganglia
Atrophy of cerebral nerve tissue and basal ganglia

Knockdown approach potentially applicable to the treatment of a range of autosomal dominant neurodegenerative disorders

Spark THERAPEUTICS

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What to expect in 2019

Investor communication only: Not for use in promotion

2019 key catalysts

Discovery	Candidate optimization / IND-enabling	Phase 1/2	Phase 3	Approval
RETINAL DELIVERY / INHERITED RETINAL DISEASES				
LUXTURNA (voretigene neparvovec-rzyl): IRD due to biallelic *RPE65* mutations (US)				
LUXTURNA (voretigene neparvovec): IRD due to biallelic *RPE65* mutations (EU)				NOVARTIS
SPK-7001: Choroideremia				
Stargardt disease				
LIVER DELIVERY / HEMOPHILIA AND LYSOSOMAL STORAGE DISORDERS				
fidanacogene elaparvovec *(SPK-9001)*: Hemophilia B			Pfizer	Phase 3 dosing: 2019
SPK-8011: Hemophilia A				Additional Phase 1/2 data: Mid-19; Phase 3 dosing: 2H19
SPK-8016: Hemophilia A with inhibitors			Program update: 2019	
SPK-3006: Pompe disease[1]		IND/CTA filing: 2Q19		
Undisclosed				
CENTRAL NERVOUS SYSTEM DELIVERY / NEURODEGENERATIVE DISEASES				
SPK-1001: CLN2 Disease[2]		Complete IND-enabling work, GMP material available: 1H19		
Huntington's Disease				
Undisclosed				
Undisclosed				

Spark THERAPEUTICS

[1]Initial construct licensed from Genethon; [2]Form of Batten Disease

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